                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: January 4, 2001

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

               Colorado              0-24768           84-1123311
    (State or other jurisdiction  (Commission        (IRS Employer
          of incorporation)       File Number)    Identification No.)

      7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO     80111
                (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (303) 741-2045

                  7100 E. Belleview Avenue, Englewood, CO 80111
          (Former name or former address, if changes since last report)

Item 5. Other Events.   Press release announcing the launching of a stand
                        alone Cymedix Universal Interface (CUI) product for
                        physicians.

Exhibits

            Exhibit 99.1 - Copy of the Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: January 4, 2001                           By: /s/Patricia A. Minicucci
                                                    Executive Vice President and
                                                    Secretary